UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INTEGRATED WELLNESS ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

INTEGRATED WELLNESS ACQUISITION CORP

59 N. Main Street, Suite 1
Florida, NY 10921
(845) 651-5039

Dear Shareholders:

On behalf of the board of directors (the “Board”) of Integrated Wellness Acquisition Corp (the “Company,” “we” or similar terminology), I invite you to attend an extraordinary general meeting of shareholders (the “Meeting”). The Meeting will be held at 10:00 a.m. Eastern Time on June 2, 2023, at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. You can participate in the Meeting and vote via live webcast by visiting https://www.cstproxy.com/integratedwellnessholdings/2023. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/integratedwellnessholdings/2023.

As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “M&A”) in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination (the “Extension”) from June 13, 2023 (the “Termination Date”) to December 13, 2023 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “Extended Date”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”);

(ii) Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”, and together with the Extension Amendment, the “M&A Amendments”) the Company’s amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on, or on an earlier date than December 13, 2023 (including prior to June 13, 2023) (the “Liquidation Amendment Proposal”); and

(iii) Proposal 3 —  A proposal to approve by ordinary resolution the adjournment of the Meeting a) to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals; or b) sine die in the event that the holders of public shares (defined below) have elected to redeem an amount of shares in connection with the M&A Amendment Proposals (defined below) such that if such redemptions were consummated the Company would not adhere to the continued listing requirements of the New York Stock Exchange, and the Board therefore determines that approval of the M&A Amendment Proposals is no longer in the best interests of the Company, and in such event the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal or the Liquidation Amendment Proposal (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal (together, the “M&A Amendment Proposals”) are each conditioned on one another. This means that unless both proposals are approved by the shareholders, none of the M&A Amendment Proposals will take effect.

Each of the M&A Amendment Proposals and the Adjournment Proposal is more fully described in the accompanying proxy statement.

Only holders of record of our class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or “Class A ordinary shares”) and our class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” or “Class B ordinary shares”, and together with the Class A Ordinary Shares, the “Ordinary Shares”) at the close of business on May 1, 2023 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

Our Board has approved the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal, and recommends that shareholders vote in favor of each proposal. Approval of each of the M&A Amendment Proposals requires the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting who, being entitled to do so, vote in person or by proxy thereon. Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by shareholders represented at the Meeting and who, being entitled to do so, vote in person or by proxy thereon.

In connection with the M&A Amendment Proposals, holders (“public shareholders”) of the Company’s Class A ordinary shares, $0.0001, par value per share included in the units sold in the Company’s initial public offering (“IPO”) (“public shares” or “Public Shares”), may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO, including interest not previously released to the Company to pay taxes, divided by the number of then issued and outstanding Public Shares, regardless of whether or how such public shareholders vote on the proposals at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals. Further, the Company shall not redeem any Class A Ordinary Shares held by the Sponsor (defined below) or its affiliates or the directors or officers of the Company.

The purpose of the M&A Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated as of February 10, 2023, (the “Business Combination Agreement”), by and among the Company, Refreshing USA, LLC, a Washington limited liability company (“Refreshing”), IWAC Holdings Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Pubco”), Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), Refreshing USA Merger Sub LLC, a Washington limited liability company and a wholly-owned subsidiary of Pubco (“Refreshing Merger Sub”), the Sponsor, as the representative from and after the Effective Time (as defined in the Business Combination Agreement) of the stockholders of Pubco (other than the Sellers (as defined below) and their successors and assignees), and Ryan Wear, in the capacity as the representative of the equity holders of Refreshing (the “Sellers”) from and after the effective time of the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 10, 2023 (the “Business Combination 8-K”), as well as the Registration Statement on Form S-4 filed by Pubco in connection with the Business Combination, as amended (the “Business Combination Registration Statement”).

Our M&A currently provides that the Company has until June 13, 2023 to complete its initial business combination, subject to the exercise of an additional three-month extension ( a “Paid Extension”) (for a total of up to 21 months from the closing of the IPO to complete a business combination), upon the request of our sponsor, IWH Sponsor LP, a Delaware limited partnership (the “Sponsor”), and subject to the Sponsor depositing additional funds into the Trust Account (as defined herein).

While the Company is using its best efforts to complete the Business Combination as soon as practicable, the board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, the Company will need to obtain approval for the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the Business Combination or another initial business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination or another initial business combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to consummate the Business Combination (or if the Business Combination is not consummated, another initial business combination) to the Extended Date in order that the Company’s shareholders have the opportunity to participate in its future investment, as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period.

If the M&A Amendment Proposals are approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), the Company intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date. The Board will have the discretion to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting (as defined below) of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

As contemplated by our existing M&A and Trust Agreement, we may, if requested by our Sponsor, extend the period of time to complete a Business Combination by an additional two three-month periods (for a total of up to 21 months from the closing of the IPO), subject to the Sponsor depositing into the Trust Account, upon five days’ advance notice prior to the deadline, $1,150,000 ($0.10 per share) for such three-month period (the “Paid Extension”); one such Paid Extension has already been exercised on March 13, 2023, extending the period of time to complete a Business Combination until June 13, 2023.

If the M&A Amendments are approved and implemented, the M&A Amendments will remove the provisions of the M&A providing for the ability of the Sponsor to fund any Paid Extensions, and any extensions will be governed by the M&A, as amended by the M&A Amendments.

Additionally, if the M&A Amendments are implemented, the Sponsor or its designess has agreed to loan to us the lesser of (i) $160,000 and (ii) $0.04 per Public Share that remain outstanding and is not redeemed in connection with the Extension, for each calendar month (commencing on June 13, 2023 and ending on the 12th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination from June 13, 2023 until the Extended Date (each, a “Contribution” and the Contributions, collectively, the “Extension Loan”). Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension. If more than 4,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the amount deposited per share will be approximately $0.014 per share. However, if 7,500,000 Public Shares are redeemed and 4,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be $0.04 per share.

Assuming the M&A Amendments are implemented, the Extension Loan amount will be deposited into the Trust Account within seven calendar days from the beginning of such extension month. Accordingly, if the M&A Amendments are approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination,which would represent six calendar months, in comparison to the current redemption amount of approximately $10.60 per share, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.68 per share if all of our Public Shares remain outstanding after redemptions, or approximately $10.84 per share if 4,000,000 Public Shares remain outstanding.

The Extension Loan is conditioned upon the implementation of the M&A Amendments. The Extension Loan will not occur if the M&A Amendments are not approved, or the Extension is not completed. Amounts advanced under the Extension Loan will not bear interest and will be repayable to the Sponsor upon the earlier of the consummation of the Business Combination or the Company’s liquidation. The Board will have the sole discretion to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period, and if the Board so determines, the obligation to make additional Contributions will terminate and the Company will liquidate and dissolve promptly thereafter.

If either of the M&A Amendment Proposals are not approved and our Sponsor determines not to fund a Paid Extension, and the Business Combination or another initial business combination is not completed on or before the June 13, 2023, then as contemplated by and in accordance with the M&A, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

To exercise your redemption rights, you must tender your shares to Continental, the Company’s transfer agent, at least two business days prior to the Meeting. You may tender your shares by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its Public Shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $10.60 at the time of the Meeting (including accrued interest and less taxes paid or payable). The closing price of the Company’s Class A ordinary shares on the New York Stock Exchange on May 2, 2023 was $10.58. Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving $0.02 more for each share than if such shareholder sold the shares in the open market. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their public shares.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved, and our Sponsor determines not to fund a Paid Extension as currently contemplated by our M&A and the Trust Agreement, and the Business Combination is not completed on or before June 13, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds in such account to the public shareholders.

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal will require the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and who, being entitled to do so, vote in person or by proxy thereon. Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by the shareholders which are present themselves or represented by proxy at the Meeting and who, being entitled to do so, vote in person or by proxy thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the other proposals at the Meeting or if due to redemptions in connection with the M&A Amendment Proposals, the Company would not adhere to the continued listing requirements of the New York Stock Exchange, and in such event, the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal or the Liquidation Amendment Proposal.

The Board has fixed the close of business on May 1, 2023 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. However, the holders of Public Shares may elect to redeem all or a portion of their shares in connection with the Meeting. On the Record Date, there were 14,375,000 Ordinary Shares issued and outstanding.

The Board believes that given the Company’s expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. For more information about the Business Combination, see the Business Combination 8-K, as well as the Business Combination Registration Statement.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” each proposal.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to virtually participate in the Meeting, we urge you to read this material carefully and vote your shares.

By Order of the Board of Directors,

/s/ Antonio Varano Della Vergiliana
Antonio Varano Della Vergiliana
Chairman of the Board

May 4, 2023

INTEGRATED WELLNESS ACQUISITION CORP

59 N. Main Street, Suite 1
Florida, NY 10921
(845) 651-5039

NOTICE OF EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS TO
BE HELD ON JUNE 2, 2023

May 4, 2023

To the Shareholders of Integrated Wellness Acquisition Corp:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders (the “Meeting”) of Integrated Wellness Acquisition Corp (“the Company,” the “Company,” “we” or similar terminology), a Cayman Islands exempted company, will be held on June 2, 2023, at 10:00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. You can participate in the Meeting and vote via live webcast by visiting https://www.cstproxy.com/integratedwellnessholdings/2023.

The purpose of the Meeting will be to consider and vote upon the following proposals:

(i)	Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “M&A”) in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination (the “Extension”) from June 13, 2023 (the “Termination Date”) to December 13, 2023 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “Extended Date”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as at the date of this special resolution and the approval of the Liquidation Amendment Proposal, with effect from the date that the directors of the Company determine in their sole discretion, the date by which the Company would be required to consummate a business combination be extended to December 13, 2023 (or such earlier date as determined by our Board in its sole discretion) and each amendment to the amended and restated memorandum and articles of association of the Company as currently in effect set forth in Annex A to the proxy statement, be and is hereby adopted.”;

(ii)	Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”, and together with the Extension Amendment, the “M&A Amendments”) the Company’s amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on, or on an earlier date than December 13, 2023 (including prior to June 13, 2023) (the “Liquidation Amendment Proposal”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as at the date of this special resolution and the approval of the Extension Amendment Proposal, with effect from the date that the directors of the Company determine in their sole discretion, the board of directors of the Company, in its sole discretion, is authorized to elect to wind up the operations of the Company on a date on or prior to December 13, 2023 and each amendment to the amended and restated memorandum and articles of association of the Company as currently in effect set forth in Annex A to the proxy statement, be and is hereby adopted.”; and

(iii)	Proposal 3 — A proposal to approve by ordinary resolution the adjournment of the Meeting a) to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal; or b) sine die in the event that the holders of public shares have elected to redeem an amount of shares in connection with the M&A Amendment Proposals such that if such redemptions were consummated the Company would not adhere to the continued listing requirements of the New York Stock Exchange and the Board of the Company therefore determines that approval of the M&A Amendment Proposals is no longer in the best interests of the Company, and in such event the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal or the Liquidation Amendment Proposal (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal (together, the “M&A Amendment Proposals”) are each conditioned on one another. This means that unless these two proposals are approved by the shareholders, none of these two proposals will take effect.

The purpose of the M&A Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the proposed transactions (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated as of February 10, 2023, (the “Business Combination Agreement”), by and among the Company, Refreshing USA, LLC, a Washington limited liability company (“Refreshing”), IWAC Holdings Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Pubco”), IWAC Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), Refreshing USA Merger Sub LLC, a Washington limited liability company and a wholly-owned subsidiary of Pubco (“Refreshing Merger Sub”), the Sponsor, as the representative from and after the Effective Time (as defined in the Business Combination Agreement) of the stockholders of Pubco (other than the Sellers (as defined below) and their successors and assignees), and Ryan Wear, in the capacity as the representative of the equity holders of Refreshing (the “Sellers”) from and after the effective time of the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 10, 2023 (the “Business Combination 8-K”), as well as the Registration Statement on Form S-4 filed by Pubco in connection with the Business Combination, as amended (the “Business Combination Registration Statement”).

The M&A currently provides that the Company has until June 13, 2023 to complete an initial business combination, unless the Sponsor implements a second Paid Extension. The Company has entered into the Business Combination Agreement, but does not believe it will consummate the Business Combination prior to June 13, 2023. The purpose of the Extension Amendment and the Liquidation Amendment are to allow the Company more time to complete the Business Combination.

While the Company is using its best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, the Company will need to obtain approval for the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the Business Combination or another initial business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination or another initial business combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to consummate the Business Combination (or if the Business Combination is not consummated, another initial business combination) to the Extended Date in order that the Company’s shareholders have the opportunity to participate in its future investment.

If the M&A Amendment Proposals are approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), the Company intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date. The Board will have the flexibility to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

As contemplated by our existing M&A and Trust Agreement, we may, if requested by our Sponsor, extend the period of time to complete a Business Combination by an additional two three-month periods (for a total of up to 21 months), subject to the Sponsor depositing into the Trust Account, upon five days’ advance notice prior to the deadline, $1,150,000 ($0.10 per share) for such three-month period (the “Paid Extension”); one such Paid Extension has already been exercised on March 13, 2023, extending the period of time to complete a Business Combination until June 13, 2023.

If the M&A Amendments are implemented, the M&A Amendments will remove the provisions of the M&A providing for the ability of the Sponsor to fund any Paid Extensions, and any extensions will be governed by the M&A, as amended by the M&A Amendments.

Additionally, if the M&A Amendments are implemented, the Sponsor or its designess has agreed to loan to us the lesser of (i) $160,000 and (ii) $0.04 per Public Share that remain outstanding and is not redeemed in connection with the Extension, for each calendar month (commencing on June 13, 2023 and ending on the 12th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination from June 13, 2023 until the Extended Date (each, a “Contribution” and the Contributions, collectively, the “Extension Loan”). Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension. If more than 4,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the amount deposited per share will be approximately $0.014 per share. However, if 7,500,000 Public Shares are redeemed and 4,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be $0.04 per share.

Assuming the M&A Amendments are implemented, the Extension Loan amount will be deposited into the Trust Account within seven calendar days from the beginning of such extension month. Accordingly, if the M&A Amendments are approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination,which would represent six calendar months, in comparison to the current redemption amount of approximately $10.60 per share, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.68 per share if all of our Public Shares remain outstanding after redemptions, or approximately $10.84 per share if 4,000,000 Public Shares remain outstanding.

The Extension Loan is conditioned upon the implementation of the M&A Amendments. The Extension Loan will not occur if the M&A Amendments are not approved, or the Extension is not completed. Amounts advanced under the Extension Loan will not bear interest and will be repayable to the Sponsor upon the earlier of the consummation of the Business Combination or the Company’s liquidation. The Board will have the sole discretion to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period, and if the Board so determines, the obligation to make additional Contributions will terminate and the Company will liquidate and dissolve promptly thereafter.

If either the Extension Amendment Proposal or the Liquidation Amendment Proposal is not approved and our Sponsor determines not to fund a Paid Extension, and the Business Combination is not completed on or before June 13, 2023, then as contemplated by and in accordance with the M&A, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The full text of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal are set out in the accompanying proxy statement.

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient tabulated votes to approve the Extension Amendment Proposal or the Liquidation Amendment Proposal or if due to redemptions in connection with the M&A Amendment Proposals, the Company would not adhere to the continued listing requirements of the New York Stock Exchange. In such event the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal or the Liquidation Amendment Proposal.

The Board has fixed the close of business on May 1, 2023 as the record date for the Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and that such proxyholder need not be a shareholder of the Company.

By Order of the Board of Directors of Integrated Wellness Acquisition Corp,

/s/ Antonio Varano Della Vergiliana
Antonio Varano Della Vergiliana
Chairman of the Board

May 4, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/ INTEGRATEDWELLNESSHOLDINGS/2023. WE ARE FIRST MAILING THESE MATERIALS TO OUR SHAREHOLDERS ON OR ABOUT MAY 4, 2023.

INTEGRATED WELLNESS ACQUISITION CORP

PROXY STATEMENT
FOR AN EXTRAORDINARY GENERAL MEETING

To be held at 10:00 a.m. Eastern Time on June 2, 2023

The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

QUESTIONS AND ANSWERS

Why am I receiving this proxy statement?

This proxy statement of Integrated Wellness Acquisition Corp (“the Company,” the “Company,” “we” or similar terminology) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company incorporated in the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor is IWH Sponsor LP, a Delaware limited partnership (the “Sponsor”). On December 13, 2021, we consummated our initial public offering of 11,500,000 units, and a concurrent private placement (the “Private Placement”) of 6,850,000 warrants (the “Private Placement Warrants”). A total of $117,300,000 (equal to $10.20 per unit sold in the IPO), comprised of $112,700,000 of the proceeds from the IPO (which amount includes $4,025,000 of the deferred underwriting discount) and $4,600,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a Trust Account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

On March 14, 2023, the Company announced that the Sponsor had exercised the first of two three-month Paid Extensions and deposited an aggregate of $1.15 million (representing $0.10 per public share) into the Trust Account for its public shareholders. The deposit enabled the Company to extend the date by which the Company has to complete its initial business combination with Refreshing USA, LLC from March 13, 2023 to June 13, 2023.

Like most blank check companies, our M&A provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date. In our case, such certain date (following exercise of the first Paid Extension) is June 13, 2023, subject to the Sponsor effecting a second Paid Extension (the “business combination period”).

If the M&A Amendment Proposals (which are conditioned on each other) are approved and implemented, the business combination period will be extended as far as December 13, 2023 (or such earlier date as determined by the Board, in its sole discretion). If these proposals are approved and implemented, our Board may elect, in its sole discretion, to wind up our operations on any date following the adoption of the M&A Amendments, in which case we will liquidate the Trust Account to redeem all public shares and thereafter liquidate and dissolve in accordance with law. If the M&A Amendments are not implemented, any extension past June 13, 2023 will require our Sponsor to contribute $1.15 million for an additional Paid Extension period. Our Board believes that it is in the best interests of the shareholders to both continue the Company’s existence as currently permitted under our M&A until the expiration of the Extension Period and to enable the Company to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period. Therefore, the Board is submitting the proposals described in this proxy statement for the shareholders to vote upon.

The Company will hold a separate general meeting of its shareholders to approve the Business Combination (the “Business Combination Special Meeting”).

The Company believes that it is in the best interests of the Company’s shareholders to continue the Company’s existence until the Extended Date in order to allow the Company additional time to complete the Business Combination and is therefore holding this Meeting.

What is being voted on?

You are being asked to vote on the following proposals:

(i) Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “M&A”) in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination (the “Extension”) from June 13, 2023 (the “Termination Date”) to December 13, 2023 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “Extended Date”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”);

(ii) Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”, and together with the Extension Amendment, the “M&A Amendments”) the Company’s amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on, or on an earlier date than December 13, 2023 (including prior to June 13, 2023) (the “Liquidation Amendment Proposal”); and

(iii) Proposal 3 —  A proposal to approve by ordinary resolution the adjournment of the Meeting a) to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals; or b) sine die in the event that the holders of public shares have elected to redeem an amount of shares in connection with the M&A Amendment Proposals such that if such redemptions were consummated the Company would not adhere to the continued listing requirements of the New York Stock Exchange and the Board of the Company therefore determines that approval of the M&A Amendment Proposals is no longer in the best interests of the Company, and in such event the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal or the Liquidation Amendment Proposal (the “Adjournment Proposal”).

Why is the Company proposing the M&A Amendment Proposals?

The Company’s IPO prospectus and M&A provided that the Company initially has until June 13, 2023 (the date which is 18 months after the consummation of the IPO, following the exercise of the first Paid Extension) to complete the initial business combination, subject to a second three-month extensions (for a total of up to 21 months to complete a business combination), upon the request of the Sponsor and subject to the Sponsor depositing additional funds into the Trust Account. If the M&A Amendment Proposals (which are conditioned on each other) are approved and implemented, the business combination period will be extended as far as December 13, 2023 (or such earlier date as determined by the Company’s board of directors in its sole discretion). If these proposals are approved and implemented, our Board may elect, in its sole discretion, to wind up our operations on any date following the adoption of the M&A Amendments, in which case we will liquidate the Trust Account to redeem all Public Shares and thereafter liquidate and dissolve in accordance with law. Our Board believes that it is in the best interests of our shareholders to provide for the Extension and incremental flexibility. The purpose of the M&A Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow the Company additional time to complete the Business Combination pursuant to the Business Combination Agreement, if needed.

While the Company is using its best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, the Company will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the Business Combination or another initial business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination or another initial business combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to consummate the Business Combination to the Extended Date in order that the Company’s shareholders have the opportunity to participate in its future investment, as well as to enable the Board to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the amended M&A and prior to the end of the Extension Period (including a date prior to December 13, 2023).

If the M&A Amendment Proposals are approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), the Company intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date. The Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

The Board believes that given the Company’s expenditure of time, effort and money on the Business Combination, circumstances warrant ensuring that the Company is in the best position possible to consummate the Business Combination and that it is in the best interests of the Company’s shareholders that the Company obtain the Extension if needed. the Company believes the Business Combination will provide significant benefits to its shareholders. For more information about the Business Combination, see the Business Combination 8-K and the Business Combination Registration Statement.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

As contemplated by our existing M&A and Trust Agreement, we may, if requested by our Sponsor, extend the period of time to complete a Business Combination by an additional two three-month periods (for a total of up to 21 months), subject to the Sponsor depositing into the Trust Account, upon five days’ advance notice prior to the deadline, $1,150,000 ($0.10 per share) for such three-month period (the “Paid Extension”); one such Paid Extension has already been exercised on March 13, 2023, extending the period of time to complete a Business Combination until June 13, 2023.

If the M&A Amendments are approved and implemented, the M&A Amendments will remove the provisions of the M&A providing for the ability of the Sponsor to fund any Paid Extensions, and any extensions will be governed by the M&A, as amended by the M&A Amendments.

If the M&A Amendment Proposals are not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. In the event the M&A Amendment Proposals are not approved at the adjourned meeting and the Sponsor does not elect to fund a Paid Extension, and the Business Combination is not completed on or before June 13, 2023, the Company will dissolve and liquidate in accordance with its M&A.

Why should I vote “FOR” the Extension Amendment Proposal and the Liquidation Amendment Proposal?

Our Board believes shareholders will benefit from the Company consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete an initial business combination to the expiration of the Extension Period. The Extension would give the Company additional time to complete the Business Combination. Our Board also believes that shareholders will benefit from enabling the Board to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments and prior to the end of the Extension Period (including a date prior to December 13, 2023), after taking into account various factors, including, but not limited to, the prospect of negotiating and consummating a business combination prior to the end of the Extension Period. Your vote in favor of the Extension Amendment Proposal and the Liquidation Amendment Proposal are required for the Company to implement the Extension Amendment and the Liquidation Amendment.

The Board believes that it is in the best interests of the Company’s shareholders that the Extension be obtained so that, in the event the Business Combination is not able to be consummated on or before the Termination Date, the Company will have additional time to consummate the Business Combination. Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the Business Combination or another initial business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination or another initial business combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating such transaction.

The Board believes that given the Company’s expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. For more information about the Business Combination, see the Business Combination 8-K and the Business Combination Registration Statement.

The Company’s M&A currently provides that if the Company’s shareholders approve an amendment to the Company’s M&A that would affect the substance or timing of the Company’s obligation to redeem public shares if the Company does not complete its initial business combination before June 13, 2023 (subject to a second Paid Extension), the Company will provide holders of its Public Shares (“public shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon such approval (the election for such a redemption, the “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (including accrued interest and less taxes paid or payable), divided by the number of then issued and outstanding Public Shares. The Company believes that this M&A provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem Public Shares in connection with such initial business combination.

If the M&A Amendments are approved and implemented, the Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after December 13, 2023, and prior to the end of the Extension Period.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third-party for services rendered or products sold to us (other than our independent registered public accounting firm), or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.20 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the representative of the underwriters in our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third-party, our sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and the Liquidation Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting a) to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals or b) sine die in the event that the holders of public shares (defined below) have elected to redeem an amount of shares in connection with the M&A Amendment Proposals (defined below) such that if such redemptions were consummated the Company would not adhere to the continued listing requirements of the New York Stock Exchange and the Board of the Company therefore determines that approval of the M&A Amendment Proposals is no longer in the best interests of the Company, and in such event the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal or the Liquidation Amendment Proposal.

How do the Company insiders intend to vote their shares?

The Sponsor and all of the Company’s directors and officers and their respective affiliates are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the proposals.

The Sponsor and all of the Company’s directors and officers have entered into a letter agreement with us pursuant to which they have agreed (i) vote any shares owned by it, him or her in favor of any proposed Business Combination (including any proposals recommended by the Company’s Board of Directors in connection with such Business Combination) and (ii) not redeem any shares owned by it, him or her in connection with such shareholder approval. The Sponsor and all of the Company’s directors and officers further waived, with respect to any shares held by it, him or her, if any, any redemption rights it, he or she may have in connection with (x) the consummation of a Business Combination, including, without limitation, any such rights available in the context of a shareholder vote to approve such Business Combination or in the context of a tender offer made by the Company to purchase Class A Ordinary Shares and (y) a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with the Company’s initial Business Combination or to redeem 100% of the public shares if the Company has not consummated its initial Business Combination within 15 months from the closing of the Public Offering (or up to 21 months from the closing of the public offering if the time to complete a business combination is extended as described in the IPO prospectus) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity (although the Sponsor and the Company’s directors and officers shall be entitled to redemption and liquidation rights with respect to any public shares it or they hold if the Company fails to consummate a Business Combination within 15 months from the date of the closing of the IPO (or up to 21 months from the closing of the IPO if the time to complete a business combination is extended as described in the IPO prospectus)).

In addition, the Sponsor may enter into arrangements with a limited number of the Company’s shareholders pursuant to which such shareholders would agree not to redeem the public shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such shareholders either founder shares, membership interests in the Sponsor or other consideration pursuant to such arrangements.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” each of the Extension Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal and the Liquidation Amendment Proposal?

Approval of each of the Extension Amendment Proposal and the Liquidation Amendment Proposal will require the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and, who, being entitled to do so, vote in person or by proxy thereon.

Our Board will abandon the M&A Amendments if our shareholders do not approve the Extension Amendment Proposal and the Liquidation Amendment Proposal.

What happens if I sell my Ordinary Shares or units of the Company before the Meeting?

The May 1, 2023 record date is earlier than the date of the Meeting. If you transfer your Public Shares after the record date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your Ordinary Shares prior to the record date, you will have no right to vote those shares at the Meeting.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension, until the expiration of the Extension Period as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the Business Combination.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are approved and implemented, the Company will continue to attempt to consummate the Business Combination (or, if the Business Combination is not consummated, another initial business combination) until the Extended Date. The Board will ensure that the special resolutions approving the Extension Amendment and the Liquidation Amendment are filed with the Registrar of Companies of the Cayman Islands in the form that appears in Annex A hereto within fifteen days of the passing of such special resolutions and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Extended Date.

If the M&A Amendments are approved and implemented, the Board will have the flexibility to liquidate the Trust Account to redeem all Public Shares on a specified date following the adoption of the M&A Amendments at any time before or after June 13, 2023, and prior to the end of the Extension Period. If the M&A Amendments are implemented, the M&A Amendments will remove the provisions of the M&A providing for the ability of the Sponsor to fund a Paid Extension, and any extensions will be governed by the M&A, as amended by the M&A Amendments. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

Additionally, if the M&A Amendments are implemented, the Sponsor or its designess has agreed to loan to us the lesser of (i) $160,000 and (ii) $0.04 per Public Share that remain outstanding and is not redeemed in connection with the Extension, for each calendar month (commencing on June 13, 2023 and ending on the 12th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination from June 13, 2023 until the Extended Date (each, a “Contribution” and the Contributions, collectively, the “Extension Loan”). Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension. If more than 4,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the amount deposited per share will be approximately $0.014 per share. However, if 7,500,000 Public Shares are redeemed and 4,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be $0.04 per share.

Assuming the M&A Amendments are implemented, the Extension Loan amount will be deposited into the Trust Account within seven calendar days from the beginning of such extension month. Accordingly, if the M&A Amendments are approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination,which would represent six calendar months, in comparison to the current redemption amount of approximately $10.60 per share, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.68 per share if all of our Public Shares remain outstanding after redemptions, or approximately $10.84 per share if 4,000,000 Public Shares remain outstanding.

The Extension Loan is conditioned upon the implementation of the M&A Amendments. The Extension Loan will not occur if the M&A Amendments are not approved, or the Extension is not completed. Amounts advanced under the Extension Loan will not bear interest and will be repayable to the Sponsor upon the earlier of the consummation of the Business Combination or the Company’s liquidation. The Board will have the sole discretion to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period, and if the Board so determines, the obligation to make additional Contributions will terminate and the Company will liquidate and dissolve promptly thereafter.

The M&A Amendment Proposals are conditioned on each other. Therefore, the Extension Amendment Proposal and the Liquidation Amendment Proposal must each be approved for the Extension to be implemented.

What happens if either the Extension Amendment Proposal or the Liquidation Amendment Proposal is not approved?

If there are insufficient votes to approve the Extension Amendment Proposal or the Liquidation Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal or the Liquidation Amendment Proposal is not approved and our Sponsor determines not to fund a Paid Extension, and the Business Combination is not completed on or before December 13, 2023, then as contemplated by and in accordance with the M&A, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the officers and directors of the Company have waived their rights to participate in any liquidation distribution with respect to the 2,875,000 Class B Ordinary Shares held by them. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Would I still be able to exercise my redemption rights if I vote against the Extension Amendment Proposal or the Liquidation Amendment Proposal?

Yes, assuming you are a shareholder as of the record date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals. If you do not redeem your public shares in connection with the Meeting, you will retain your right to redeem your Public Shares upon consummation of the Business Combination, subject to any limitations set forth in the M&A.

When and where is the Meeting?

The Meeting will be held at 10:00 a.m. Eastern Time, on June 2, 2023, at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. You can participate in the meeting and vote via live webcast by visiting https://www.cstproxy.com/integratedwellnessholdings/2023 and entering the control number found on their proxy card. You may also attend the Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 7243641#.

Can I attend the Meeting in person?

Yes. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. We will also be hosting the Meeting via live webcast on the Internet. The webcast will start at 10:00 a.m. Eastern Time, on June 2, 2023. Any shareholder can listen to and participate in the Meeting live via the Internet at https://www.cstproxy.com/integratedwellnessholdings/2023.

How do I attend the Meeting online?

Registered shareholders received a proxy card from Continental. The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the meeting virtually starting on May 29, 2023 at 10:00 a.m. Eastern Time (four (4) business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/integratedwellnessholdings/2023, enter your control number, name and email address. Once you pre-register you will be able to vote. At the start of the Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Meeting.

Beneficial holders, who own their shares through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Meeting, you will need to have a legal proxy from your bank or broker. If you would like to attend the Meeting and not vote, Continental will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact Continental for specific instructions on how to receive the control number, by phone at: (917) 262-2373, or email at proxy@continentalstock.com. Please allow up to seventy-two (72) hours prior to the Meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the meeting by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 7243641#. This is listen only; you will not be able to vote or enter questions during the Meeting.

How do I vote?

If you are a holder of record of Ordinary Shares, you may vote in person at the Meeting, virtually, or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) voting online at https://www.cstproxy.com/integratedwellnessholdings/2023. You may still attend the Meeting and vote if you have already voted by proxy.

If your Ordinary Shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the Meeting unless you first submit a legal proxy to Continental, as described above in “How do I attend the Meeting Online?”

How do I change my vote?

If you are a holder of record of Ordinary Shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting virtually at the Meeting. Attendance at the Meeting alone will not change your vote.

If your Ordinary Shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The M&A Amendment Proposals and the Adjournment Proposal are considered to be “non-routine” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if one or more shareholders who together hold not less than a majority of the issued and outstanding Ordinary Shares is represented in person or by proxy at the Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually or in person at the Meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, the Meeting shall be adjourned in accordance with the M&A.

Who can vote at the Meeting?

Only holders of record of Ordinary Shares at the close of business on May 1, 2023 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this record date, 2,8750,000 Class B Ordinary Share and 11,500,000 Class A Ordinary Shares and were issued and outstanding and entitled to vote. The founder shares are entitled to registration rights.

See above in “How do I vote?” for information on how to vote.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers (“Initial Shareholders”) have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below.

●	If the Business Combination with Refreshing or another initial business combination is not consummated by June 13, 2023 (subject to the second Paid Extension), the Company will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and its Board, dissolving and liquidating. In such event, the 2,875,000 Ordinary Shares held by the Company’s Initial Shareholders, including its directors and officers, would be worthless because the Company’s Initial Shareholders are not entitled to participate in any Redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $30.4 million based upon the closing price of the Company’s Ordinary Shares of $10.58 per share on the New York Stock Exchange on May 2, 2023, despite having been purchased for an aggregate of $25,000. As a result, the Initial Shareholders are likely to be able to recoup their investment in the Company and make a substantial profit on that investment, even if Pubco Ordinary Shares have lost significant value. This means that the Initial Shareholders could earn a positive rate of return on their investment, even if the Public Shareholders experience a negative rate of return in the post-business combination company. Accordingly, the Company’s management team, which owns an interest in the Sponsor, may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	The Sponsor purchased an aggregate of 6,850,000 Private Placement Warrants for $6,850,000 simultaneously with the consummation of the IPO. Such Private Placement Warrants had an aggregate market value of $ 4,795,000 based upon the closing price of the Company’s Warrants of $0.70 per warrant on the New York Stock Exchange on May 2, 2023. If the Company is unable to complete a business combination by June 13, 2023 (subject to the second Paid Extension), the Private Placement Warrants will expire worthless and the Sponsor will be unable to recoup its investment in the Company. Accordingly, the Company’s management team, which owns an interest in the Sponsor, may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	On March 13, 2023, the Company issued a promissory note in the principal amount of $1.15 million to the Sponsor in connection with the first Paid Extension. The note bears no interest and is due and payable upon the earlier to occur of (i) the date on which the Company’s initial business combination is consummated and (ii) the liquidation of the Company on or before June 13, 2023 (unless extended to September 13, 2023) or such later liquidation date as may be approved by the Company’s shareholders. To the extent that funds outside the Trust Account are insufficient to repay such note, our Sponsor may lose the entire amount of such note. Accordingly, the Company’s management team, which owns an interest in the Sponsor, may lose the entire amount of such note.

●	the Company’s Initial Shareholders, including its officers and directors and their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate a business combination within the required time period under its organizational documents, these persons will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses if the Business Combination with Refreshing or another business combination is not completed by June 13, 2023 (subject to the Extension or any Paid Extension, as applicable). As of March 31, 2023, approximately $22,000 of such expenses were incurred.

●	the Company’s existing directors and officers will be eligible for continued indemnification and continued coverage under the Company’s directors’ and officers’ liability insurance after the Business Combination and pursuant to the Business Combination Agreement.

What happens to the Company’s warrants if either of the M&A Amendment Proposals is not approved?

If either of the M&A Amendment Proposals is not approved, and our Sponsor determines not to fund a second Paid Extension as currently contemplated by our M&A and the Trust Agreement, and the Business Combination is not completed on or before June 13, 2023, we will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in such account to the public shareholders in accordance with our M&A and the Company’s warrants will expire worthless.

What happens to the Company’s warrants if the M&A Amendment Proposals are approved?

If the M&A Amendment Proposals are approved and implemented, the Company will be able to continue its efforts to consummate its initial business combination until the expiration of the Extension Period (or the Board’s election for earlier liquidation) and will retain the blank check company restrictions previously applicable to it, and the Company’s warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the M&A Amendments are approved, each public shareholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (including accrued interest and less taxes paid or payable), divided by the number of then issued and outstanding Public Shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve the Business Combination, or if the Company has not consummated an initial business combination by the expiration of the Extension Period.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on May 31, 2023 (two business days prior to the Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the Election and the effective date of the M&A Amendments.

Pursuant to our M&A, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the M&A Amendment Proposals are approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying shares and warrants prior to exercising your redemption rights with respect to the public shares; and

(ii) prior to 5:00 p.m. Eastern Time, on May 31, 2023, (a) submit a written request to Continental, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: SPAC Redemption Team, E-mail:spacredemptions@continentalstock.com, that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the M&A Amendment Proposals.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal and the Liquidation Amendment Proposal will not be redeemed for cash held in the Trust Account.

In the event that a public shareholder tenders its shares and decides prior to the deadline for exercising redemption requests (and thereafter, with our consent) that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the deadline for exercising redemption requests (and thereafter, with our consent) not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and either of the M&A Amendment Proposals are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that either of the M&A Amendment Proposals will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the M&A Amendment Proposals would receive payment of the redemption price for such shares soon after the approval of the M&A Amendments. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the delivery of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into public shares and public warrants. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Solicitor”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay the Solicitor approximately $25,000 in connection with such services for the Meeting. We will also reimburse the Solicitor for reasonable out-of-pocket expenses and will indemnify the Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four (4) business days following the Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford CT 06902

Tel: Toll-Free (800) 662-5200 or (203) 658-9400

Email: WEL.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described under “Risk Factors” in this proxy statement and the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023 (the “Annual Report”) and in our other SEC filings. Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

RISK FACTORS

Investing in our securities involves risk. You should consider carefully all of the risks described below, together with the other factors discussed in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023 and in other reports we file with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved and implemented, the Company can provide no assurances that the Business Combination or another initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved and implemented, the Company plans to seek shareholder approval of the Business Combination following the SEC declaring the Business Combination Registration Statement effective, which will include our proxy statement for the Business Combination. the Company cannot complete the Business Combination unless the Business Combination Registration Statement is declared effective. As of the date of this Proxy Statement, the Business Combination Registration Statement had not been filed with the SEC, and the Company cannot estimate when, or if, the SEC will declare the Business Combination Registration Statement effective.

We are required to offer shareholders the opportunity to redeem their public shares in connection with the M&A Amendment Proposals and, if needed, any additional amendments to the M&A, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the M&A Amendment Proposals (or the Business Combination) are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company is subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Our sponsor is a Delaware limited partnership, and its general partner is a Delaware limited liability company. There are three managing members of the general partner, one of whom is a non-U.S. person. In addition, approximately 50% of the ownership of the sponsor are non-U.S. persons. The level of control and ownership of the sponsor may prevent us from completing an initial business combination with certain U.S. targets as described below.

Certain acquisitions or an initial business combination may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate an initial business combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate an initial business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

We do not believe that the Business Combination with Refreshing is subject to review by CFIUS. However, if we do not complete the Business Combination with Refreshing, the pool of other potential targets with whom we could complete an initial business combination may be limited and we may be adversely affected in competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive a pro rata amount of the funds in the Company’s trust account, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post- initial business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination.

The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rule Proposals described below.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with initial business combination transactions between SPACS such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed initial business combination transactions; the potential liability of certain participants in proposed initial business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If our initial business combination involves a company organized under the laws of a state of the United States, it is possible a 1% U.S. federal excise tax will be imposed on us in connection with redemptions of our ordinary shares after or in connection with such initial business combination.

On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The excise tax would apply with respect to redemptions of shares in connection with a business combination or other shareholder vote pursuant to which shareholders would have a right to submit their shares for redemption (a “Redemption Event”). The amount of the excise tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase. The excise tax will apply to stock repurchases occurring in 2023 and beyond. The U.S. Department of the Treasury (the “Treasury Department”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax; however, only limited guidance has been issued to date.

As an entity incorporated as a Cayman Islands exempted company, the 1% excise tax is not expected to apply to redemptions of our Class A ordinary shares (absent any regulations and other additional guidance that may be issued in the future with retroactive effect).

However, in connection with an initial business combination involving a company organized under the laws of the United States, such as Refreshing, it is possible that we domesticate and continue as a Delaware corporation prior to certain redemptions and, because our securities are trading on the NYSE, it is possible that we will be subject to the excise tax with respect to any subsequent redemptions, including redemptions in connection with the initial business combination, that are treated as repurchases for this purpose (other than, pursuant to recently issued guidance from the U.S. Department of the Treasury, redemptions in complete liquidation of the company). In all cases, the extent of the excise tax that may be incurred will depend on a number of factors, including: (i) the fair market value of our ordinary shares redeemed, (ii) the extent such redemptions could be treated as dividends and not repurchases, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the business combination), (iv) if we fail to timely consummate a business combination and liquidate in a taxable year  following a Redemption Event and and (v) the content of any regulations and other additional guidance from the Treasury Department that may be issued and applicable to the redemptions. Issuances of stock by a repurchasing corporation in a year in which such corporation repurchases stock may reduce the amount of excise tax imposed with respect to such repurchase. The excise tax is imposed on the repurchasing corporation itself, not the stockholders from which stock is repurchased. The imposition of the excise tax as a result of redemptions in connection with the initial business combination could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial business combination, which could cause the other shareholders of the combined company to economically bear the impact of such excise tax.

BACKGROUND

We are a Cayman Islands-incorporated blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

As of the record date, there are issued and outstanding (i) 11,500,000 Class A ordinary shares and (ii) 2,875,000 Class B ordinary share. In addition, we issued (i) 5,750,000 public warrants included in the public units, every whole warrant entitling their holder to purchase one-half of one Class A ordinary share upon the consummation of an initial business combination, and (iii) 6,850,000 Private Placement Warrants, each exercisable to purchase one Class A ordinary share as part of the Private Placement with the Sponsor that we consummated simultaneously with the consummation of our IPO.

As of May 1, 2023, approximately $121.9 million in proceeds from our IPO and the Private Placement and interest income were held in the Trust Account in the United States maintained by Continental, acting as trustee. The proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the Trust Agreement, the trustee is not permitted to invest in other securities or assets. As currently in effect, the Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 15 months from the closing of the IPO, subject to any Paid Extension(s), or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 15 months from the closing of the IPO (or during any Paid Extension), our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B ordinary shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of our Sponsor, Directors and Officers.”

Proposed Business Combination with Refreshing

As previously announced in the Company’s Current Report on Form 8-K filed with the SEC on February 10, 2023, the Company entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among the Company, Refreshing USA, LLC, a Washington limited liability company (“Refreshing”), IWAC Holdings Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Pubco”), IWAC Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), Refreshing USA Merger Sub LLC, a Washington limited liability company and a wholly-owned subsidiary of Pubco (“Refreshing Merger Sub”), the Sponsor, as the representative from and after the Effective Time (as defined in the Business Combination Agreement) of the stockholders of Pubco (other than the Sellers (as defined below) and their successors and assignees), and Ryan Wear, in the capacity as the representative of the equity holders of Refreshing (the “Sellers”) from and after the effective time of the Business Combination.

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, (i) prior to the effective time of the Purchaser Merger (as defined below), the Company will transfer by way of continuation out of the Cayman Islands and into the State of Delaware to re-domicile and become a Delaware corporation (the “Domestication”), (ii) following the Domestication, Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and wholly-owned subsidiary of Pubco (the “Purchaser Merger”), in connection with which all of the existing securities of the Company will be exchanged for rights to receive securities of Pubco as follows: (a) each share of the Company common stock, par value $0.0001 (“the Company Common Stock”) outstanding immediately prior to the Effective Time shall automatically convert into one share of common stock, par value $0.0001, issued by Pubco (“Pubco Common Stock”) and (b) each whole the Company public warrant and each the Company private warrant shall automatically convert into one warrant to purchase shares of Pubco Common Stock (“Pubco Warrant”) on substantially the same terms and conditions; and (iii) Company Merger Sub will merge with and into Refreshing, with Refreshing continuing as the surviving entity and wholly-owned subsidiary of Pubco (the “Company Merger”, and together with the Purchaser Merger, the “Mergers”), pursuant to which all common interests of Refreshing (“Refreshing Units”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive the applicable portion of the Merger Consideration (as defined below).

Pursuant to the terms of the Business Combination Agreement, the consideration to be delivered to the holders of Refreshing Units (the “Sellers”) in connection with the Business Combination (the “Merger Consideration”) will be a number of newly-issued shares of Pubco Common Stock with an aggregate value equal to $160,000,000, subject to adjustments for Refreshing’s net working capital, closing debt (net of cash) and accrued but unpaid expenses related to the transactions contemplated by the Business Combination Agreement.

At or prior to the Closing, Pubco, the Seller Representative, the Purchaser Representative and Continental Stock Transfer & Trust Company or such other escrow agent mutually acceptable to the Company and Refreshing (the “Escrow Agent”) will enter into an escrow agreement (the “Escrow Agreement”) pursuant to which 15% of the Merger Consideration shall be held, along with any other dividends, distributions or other income on such Escrow Shares (other than regular ordinary dividends), in a segregated escrow account to cover any negative post-closing Merger Consideration adjustment and any indemnification claims made against the Sellers under the Business Combination Agreement.

In addition to the shares of Pubco Common Stock deliverable at the closing of the Business Combination (the “Closing”), the Sellers will have the contingent right to receive up to an additional 4,000,000 shares of Pubco Common Stock as earnout consideration after the Closing (the “Earnout Consideration” and such shares the “Earnout Shares”). The Earnout Consideration shall be issuable by Pubco to the Sellers (as of the Closing Date) if the following conditions occur: (i) 1,500,000 shares of Pubco Common Stock upon the achievement of an adjusted EBITDA target of $20 million (the “2023 Target”) during the 2023 calendar year, (ii) 1,500,000 additional shares of Pubco Common Stock upon the achievement of an adjusted EBITDA target of $30.0 million (the “2024 Target”) during the 2024 calendar year and (iii) 1,000,000 additional shares of Pubco Common Stock in the event that the volume weighted average price (the “VWAP”) of the shares of Pubco Common Stock equals or exceeds $50.00 per share for any twenty (20) out of any thirty (30) consecutive trading days during the five-year period after the Closing.

Our M&A currently provides that the Company has until June 13, 2023 to complete its initial business combination, subject to an additional three-month extension (for a total of up to 21 months to complete a business combination), upon the request of Sponsor and subject to Sponsor depositing additional funds into the Trust Account. While the Company is using its best efforts to complete the Business Combination as soon as practicable, the board of directors (the “Board”) believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, the Company will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the Business Combination or another initial business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination or another initial business combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating such transaction.

Therefore, the Board has determined that it is in the best interests of the Company’s shareholders to extend the date by which the Company has to consummate the Business Combination (or, if the Business Combination is not consummated, another initial business combination) to the Extended Date in order that the Company’s shareholders have the opportunity to participate in its future investment, as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), the Company intends to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

THE MEETING

Date, Time and Place of the Meeting

The enclosed proxy is solicited by the Board in connection with the extraordinary general meeting to be held on June 2, 2023 at 10:00 a.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting, at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. You can participate in the Meeting and vote via live webcast by visiting https://www.cstproxy.com/integratedwellnessholdings/2023.

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

(i) Proposal 1 — A proposal to amend by special resolution (the “Extension Amendment”) the Company’s amended and restated memorandum and articles of association (the “M&A”) in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination (the “Extension”) from June 13, 2023 (the “Termination Date”) to December 13, 2023 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “Extended Date”) (such period, the “Extension Period” and such proposal, the “Extension Amendment Proposal”);

(ii) Proposal 2 — A proposal to amend by special resolution (the “Liquidation Amendment”, and together with the Extension Amendment, the “M&A Amendments”) the Company’s amended and restated memorandum and articles of association in the form set forth in Annex A to the accompanying proxy statement to permit our Board, in its sole discretion, to elect to wind up our operations on, or on an earlier date than December 13, 2023 (including prior to June 13, 2023) (the “Liquidation Amendment Proposal”); and

(iii) Proposal 3 —  A proposal to approve by ordinary resolution the adjournment of the Meeting a) to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals; or b) sine die in the event that the holders of public shares have elected to redeem an amount of shares in connection with the M&A Amendment Proposals such that if such redemptions were consummated the Company would not adhere to the continued listing requirements of the New York Stock Exchange and the Board of the Company therefore determines that approval of the M&A Amendment Proposals is no longer in the best interests of the Company, and in such event the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal or the Liquidation Amendment Proposal (the “Adjournment Proposal”).

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal are each conditioned on one another. This means that unless both of these proposals are approved by the shareholders, none of these proposals will take effect.

The Adjournment Proposal will only be presented at the Meeting (a) if there are not sufficient tabulated votes to approve the Extension Amendment Proposal or the Liquidation Amendment Proposal (in which case the resolution will adjourn the Meeting to a later date or dates to permit further solicitation and vote of proxies; or (b) if the holders of public shares have elected to redeem an amount of shares in connection with the M&A Amendment Proposals such that if such redemptions were consummated the Company would not adhere to the continued listing requirements of the New York Stock Exchange (in which case the resolution will adjourn the meeting sine die). The Adjournment Proposal may be presented as the first proposal at the time of the Meeting.

The Extension Amendment Proposal and the Liquidation Amendment Proposal are essential to the overall implementation of the Board’s plan to extend the date by which the Company has to complete the Business Combination prior to the Termination Date as well as to enable the Board to liquidate the Trust Account to redeem all public shares on a specified date following the approval and implementation of the M&A Amendments but prior to December 13, 2023 (including prior to June 13, 2023) if it determines such action is in the best interests of the shareholders.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendments), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

Public shareholders may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal and the Liquidation Amendment Proposal regardless of whether or how such public shareholders vote with respect to such proposals. Additionally, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals. If the M&A Amendment Proposals are approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account when the Business Combination is submitted to the shareholders.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $121.9 million that was in the Trust Account as of May 1, 2023.

If the M&A Amendments are approved and implemented, the M&A Amendments will remove the provisions of the M&A providing for the ability of the Sponsor to fund a Paid Extension, and any extensions will be governed by the M&A, as amended by the M&A Amendments.

Additionally, if the M&A Amendments are implemented, the Sponsor or its designess has agreed to loan to us the lesser of (i) $160,000 and (ii) $0.04 per Public Share that remain outstanding and is not redeemed in connection with the Extension, for each calendar month (commencing on June 13, 2023 and ending on the 12th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination from June 13, 2023 until the Extended Date (each, a “Contribution” and the Contributions, collectively, the “Extension Loan”). Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension. If more than 4,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the amount deposited per share will be approximately $0.014 per share. However, if 7,500,000 Public Shares are redeemed and 4,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be $0.04 per share.

Assuming the M&A Amendments are implemented, the Extension Loan amount will be deposited into the Trust Account within seven calendar days from the beginning of such extension month. Accordingly, if the M&A Amendments are approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination,which would represent six calendar months, in comparison to the current redemption amount of approximately $10.60 per share, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.68 per share if all of our Public Shares remain outstanding after redemptions, or approximately $10.84 per share if 4,000,000 Public Shares remain outstanding.

The Extension Loan is conditioned upon the implementation of the M&A Amendments. The Extension Loan will not occur if the M&A Amendments are not approved, or the Extension is not completed. Amounts advanced under the Extension Loan will not bear interest and will be repayable to the Sponsor upon the earlier of the consummation of the Business Combination or the Company’s liquidation. The Board will have the sole discretion to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period, and if the Board so determines, the obligation to make additional Contributions will terminate and the Company will liquidate and dissolve promptly thereafter.

If either the Extension Amendment Proposal or the Liquidation Amendment Proposal is not approved, and our Sponsor determines not to fund a Paid Extension, and the Business Combination is not completed on or before December 13, 2023, then as contemplated by and in accordance with the M&A, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The approval of each of the M&A Amendment Proposals requires the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and, who, being entitled to do so, vote in person or by proxy thereon. Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the votes cast by shareholders represented at the Meeting and who, being entitled to do so, vote in person or by proxy thereon. The Extension Amendment Proposal and the Liquidation Amendment Proposal will not become effective unless our shareholders approve each of the Extension Amendment Proposal and the Liquidation Amendment Proposal.

Only holders of record of our Ordinary Shares at the close of business on May 1, 2023 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on May 1, 2023 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of Ordinary Shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting virtually at the Meeting. Attendance at the Meeting alone will not change your vote. If your Ordinary Shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

Dissenters’ Right of Appraisal

Holders of our Ordinary Shares do not have appraisal rights under Cayman Islands law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of issued and outstanding Ordinary Shares entitled to vote at the Meeting is 2,8750,000 Class B Ordinary Shares and 11,500,000 Class A Ordinary Shares. Each Ordinary Share is entitled to one vote. The presence in person or by proxy at the Meeting of one or more shareholders who together hold not less than a majority of the number of issued and outstanding Ordinary Shares, will constitute a quorum. There is no cumulative voting. Shares that abstain will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of our Ordinary Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the proposals is a “non-routine” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on such proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Meeting:

●	the Extension Amendment and Liquidation Amendment must each be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by the shareholders who, being entitled to do so, vote in person or by proxy at the Meeting or any adjournment thereof; and

●	the Adjournment must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a simple majority of the votes cast by the shareholders who, being entitled to do so, vote in person or by proxy at the Meeting.

Abstentions will not have an effect on the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Adjournment Proposal, assuming a quorum is present. The failure to vote will have no effect on the Extension Amendment Proposal, the Liquidation Amendment Proposal or the Adjournment Proposal, assuming a quorum is present.

If there is no quorum, the Meeting shall be adjourned in accordance with the M&A.

Voting Procedures

Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of Ordinary Shares that you own.

●	You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by our Board. Our Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Liquidation Amendment Proposal and “FOR” the Adjournment Proposal.

●	You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your Ordinary Shares are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your public shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. You may contact Morrow Sodali LLC, our proxy solicitor, at:

333 Ludlow Street, 5th Floor, South Tower

Stamford CT 06902

Tel: Toll-Free (800) 662-5200 or (203) 658-9400

Email: WEL.info@investor.morrowsodali.com

In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own public shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Delivery of Proxy Materials to Shareholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 59 N. Main Street, Suite 1, Florida, NY 10921, Telephone: (845) 651-5039; or

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Interests of our Initial Shareholders

When you consider the recommendation of our Board, you should keep in mind that our Initial Shareholders have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below.

●	If the Business Combination with Refreshing or another initial business combination is not consummated by June 13, 2023 (subject to the second Paid Extension), the Company will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and its Board, dissolving and liquidating. In such event, the 2,875,000 Ordinary Shares held by the Company’s Initial Shareholders, including its directors and officers, would be worthless because the Company’s Initial Shareholders are not entitled to participate in any Redemption or distribution with respect to such shares. Such shares had an aggregate market value of approximately $30.42 million based upon the closing price of the Company’s Ordinary Shares of $10.58 per share on the New York Stock Exchange on May 2, 2023, despite having been purchased for an aggregate of $25,000. As a result, the Initial Shareholders are likely to be able to recoup their investment in the Company and make a substantial profit on that investment, even if Pubco Ordinary Shares have lost significant value. This means that the Initial Shareholders could earn a positive rate of return on their investment, even if the Public Shareholders experience a negative rate of return in the post-business combination company. Accordingly, the Company’s management team, which owns an interest in the Sponsor, may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	The Sponsor purchased an aggregate of 6,850,000 Private Placement Warrants for $6,850,000 simultaneously with the consummation of the IPO. Such Private Placement Warrants had an aggregate market value of $4,795,000 based upon the closing price of the Company’s Warrants of $0.70 per warrant on the New York Stock Exchange on May 2, 2023. If the Company is unable to complete a business combination by June 13, 2023 (subject to the second Paid Extension), the Private Placement Warrants will expire worthless and the Sponsor will be unable to recoup its investment in the Company. Accordingly, the Company’s management team, which owns an interest in the Sponsor, may have an economic incentive that differs from that of the Public Shareholders to pursue and consummate an initial business combination rather than to liquidate and to return all of the cash in the Trust Account to the Public Shareholders, even if that business combination were with a less favorable target company or on terms less favorable to shareholders rather than liquidate.

●	On March 13, 2023, the Company issued a promissory note in the principal amount of $1.15 million to the Sponsor in connection with the first Paid Extension. The note bears no interest and is due and payable upon the earlier to occur of (i) the date on which the Company’s initial business combination is consummated and (ii) the liquidation of the Company on or before June 13, 2023 (unless extended to September 13, 2023) or such later liquidation date as may be approved by the Company’s shareholders. To the extent that funds outside the Trust Account are insufficient to repay such note, our Sponsor may lose the entire amount of such note. Accordingly, the Company’s management team, which owns an interest in the Sponsor, may lose the entire amount of such note.

●	the Company’s Initial Shareholders, including its officers and directors and their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to consummate a business combination within the required time period under its organizational documents, these persons will not have any claim against the Trust Account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses if the Business Combination with Refreshing or another business combination is not completed by June 13, 2023 (subject to the Extension or any Paid Extension, as applicable). As of March 31, 2023, approximately $22,000 of such expenses were incurred.

●	the Company’s existing directors and officers will be eligible for continued indemnification and continued coverage under the Company’s directors’ and officers’ liability insurance after the Business Combination and pursuant to the Business Combination Agreement.

Redemption Rights

Pursuant to our M&A, our public shareholders will be provided with the opportunity to redeem their public shares upon the approval of the M&A Amendments, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (including accrued interest and less taxes paid or payable) divided by the number of then issued and outstanding Public Shares. If your redemption request is properly made and the M&A Amendments are approved, these shares will cease to be issued and outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $121.9 million on May 1, 2023, the estimated per share redemption price would have been approximately $10.60 (including accrued interest and less taxes paid or payable). Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal and the Liquidation Amendment Proposal receive the requisite shareholder approvals.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Time on May 31, 2023 (two (2) business days before the Meeting) that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

●	deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our Ordinary Shares, as they may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your Ordinary Shares will cease to be issued and outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Extension Amendment Proposal and the Liquidation Amendment Proposal are not approved, our Sponsor determines not to fund a Paid Extension, and the Business Combination is not completed on or before December 13, 2023, then as contemplated by and in accordance with the M&A, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into shares and warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

PROPOSAL 1: THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its currently effective M&A to extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to give the Company additional time to complete the Business Combination. The proposed Extension Amendment would amend by special resolution the Company’s M&A to extend the date by which the Company would be required to consummate an initial business combination from June 13, 2023 to December 13, 2023 (or such earlier date as determined by the Board in its sole discretion). The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

A copy of the proposed Extension Amendment is attached to this proxy statement as Annex A.

Without the Extension, the Board believes that there is significant risk that the Company might not, despite its best efforts, be able to complete the Business Combination or another initial business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination or another initial business combination and would be forced to liquidate even if the Company’s shareholders are otherwise in favor of consummating such transaction

As contemplated by the M&A, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension Amendment is approved.

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $10.60 at the time of the Meeting (including accrued interest and less taxes paid or payable). The closing price of the Company’s Class A ordinary shares on the New York Stock Exchange on May 2, 2023 was $10.58. Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving $0.02 more for each share than if such shareholder sold the shares in the open market. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their public shares.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

Reasons for the Proposed Extension Amendment

The M&A currently provides that the Company has until June 13, 2023 to complete an initial business combination, unless the Sponsor implements a second Paid Extension. The Company has entered into the Business Combination Agreement, but does not believe it will consummate the Business Combination prior to June 13, 2023. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination.

We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination.

If the M&A Amendments are approved and implemented, the Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the approval and implementation of the M&A Amendments at any time before or after December 13, 2023, and prior to the end of the Extension Period.

If the M&A Amendments are Approved

If the M&A Amendments are approved and implemented, the M&A Amendments will remove the provisions of the M&A providing for the ability of the Sponsor to fund a Paid Extension, and any extensions will be governed by the M&A, as amended by the M&A Amendments.

Additionally, if the M&A Amendments are implemented, the Sponsor or its designess has agreed to loan to us the lesser of (i) $160,000 and (ii) $0.04 per Public Share that remain outstanding and is not redeemed in connection with the Extension, for each calendar month (commencing on June 13, 2023 and ending on the 12th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination from June 13, 2023 until the Extended Date (each, a “Contribution” and the Contributions, collectively, the “Extension Loan”). Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension. If more than 4,000,000 Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the amount deposited per share will be approximately $0.014 per share. However, if 7,500,000 Public Shares are redeemed and 4,000,000 of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be $0.04 per share.

Assuming the M&A Amendments are implemented, the Extension Loan amount will be deposited into the Trust Account within seven calendar days from the beginning of such extension month. Accordingly, if the M&A Amendments are approved and implemented and the Company takes the full time through the Extended Date to complete the initial business combination,which would represent six calendar months, in comparison to the current redemption amount of approximately $10.60 per share, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.68 per share if all of our Public Shares remain outstanding after redemptions, or approximately $10.84 per share if 4,000,000 public shares remain outstanding.

The Extension Loan is conditioned upon the implementation of the M&A Amendments. The Extension Loan will not occur if the M&A Amendments are not approved, or the Extension is not completed. Amounts advanced under the Extension Loan will not bear interest and will be repayable to the Sponsor upon the earlier of the consummation of the Business Combination or the Company’s liquidation. The Board will have the sole discretion to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the M&A Amendments at any time before or after the current Termination Date, and prior to the end of the Extension Period, and if the Board so determines, the obligation to make additional Contributions will terminate and the Company will liquidate and dissolve promptly thereafter.

If the Extension Amendment Is Not Approved

If the Extension Amendment Proposal or the Liquidation Amendment Proposal are not approved and our Sponsor determines not to fund a second Paid Extension, and the Business Combination is not completed on or before June 13, 2023, then as contemplated by and in accordance with the M&A, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third-party for services rendered or products sold to us (other than our independent registered public accounting firm), or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.20 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the representative of the underwriters in our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third-party, our sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our initial shareholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their Ordinary Shares in connection with a shareholder vote to approve an amendment to our M&A such as the Extension Amendment. On the record date, the initial shareholders beneficially owned and were entitled to vote 2,875,000 Class B ordinary shares, which in the aggregate represent approximately 20% of the Company’s issued and outstanding Ordinary Shares.

In connection with the M&A Amendment Proposals, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then issued and outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal or the Liquidation Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. However, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendment Proposals receive the requisite shareholder approvals. If the M&A Amendment Proposals are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares if and when any initial business combination is submitted to the shareholders, subject to any limitations set forth in our M&A, as amended by the M&A Amendments (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in the Trust Account, which held approximately $121.9 million as of May 1, 2023. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the expiration of the Extension Period (if the M&A Amendment Proposals are approved and implemented) or our earlier liquidation.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or May 31, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the DTC’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its public shares.

As of May 1, 2023, there was approximately $121.9 million of marketable securities in the Trust Account. If the M&A Amendment Proposals are approved and the Company extends the business combination period to December 13, 2023 (or such earlier date as determined by our Board in its sole discretion), the redemption price per share at the Business Combination Meeting or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $10.60 per share under the terms of our current M&A and Trust Agreement.

The Extension Amendment Proposal will not become effective unless our shareholders approve each of the Extension Amendment Proposal and the Liquidation Amendment Proposal. This means that unless all both of these proposals are approved by the shareholders, none of these proposals will take effect. Notwithstanding shareholder approval of the M&A Amendments, our Board will retain the right to abandon and not implement the M&A Amendments at any time before the implementation thereof without any further action by our shareholders.

Full Text of the Resolution to be Approved

“RESOLVED, as a special resolution, that subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as at the date of this special resolution and the approval of the Liquidation Amendment Proposal, with effect from the date that the directors of the Company determine in their sole discretion, the date by which the Company would be required to consummate a business combination be extended to December 13, 2023 (or such earlier date as determined by our Board in its sole discretion) and each amendment to the amended and restated memorandum and articles of association of the Company as currently in effect set forth in Annex A to the proxy statement, be and is hereby adopted.”

Vote Required for Approval

The affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and who, being entitled to do so, vote in person or by proxy thereon is required to approve the Extension Amendment Proposal. Abstentions or the failure to vote on the Extension Amendment Proposal will not have an effect on the Extension Amendment Proposal, assuming a quorum is present.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL 2: THE LIQUIDATION AMENDMENT PROPOSAL

The proposed Liquidation Amendment would amend the Company’s M&A to permit our Board, in its sole discretion, to elect to wind up our operations on, or on a date earlier than December 13, 2023 (including prior to June 13, 2023) as determined by our Board. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Liquidation Amendment

The Company is proposing to amend its M&A to permit our Board to elect to wind up our operations on, or on an earlier date than, December 13, 2023 (including prior to June 13, 2023) and liquidate the Trust Account to redeem all public shares following filing of the amendment to the M&A and on or prior to December 13, 2023 (including a date prior to June 13, 2023) if it determines such action is in the best interests of the Company. In electing to wind up at an earlier date, the Board may take into account various factors, including, but not limited to, the prospect of consummating an initial business combination prior to the end of the Extension Period.

If the Liquidation Amendment Is Approved

If the Liquidation Amendment Proposal and the Extension Amendment Proposal are approved and implemented, the M&A Amendments in the form of Annex A hereto will be effective and the Trust Account will not be disbursed except in connection with the Election and with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the applicable Extended Date. The Company will then continue to attempt to consummate the Business Combination until the expiration of the Extension Period or until the Company’s Board determines in its sole discretion that it will not be able to consummate the Business Combination (or another initial business combination) before the expiration of the Extension Period and does not wish to continue operations until such expiration.

If the Liquidation Amendment Proposal Is Not Approved

If the Liquidation Amendment Proposal or the Extension Amendment Proposal is not approved, and our Sponsor determines not to fund any Paid Extension as contemplated by our IPO prospectus, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We do not believe it is likely that, if the M&A Amendment Proposals are not approved, we will be able to consummate the Business Combination by June 13, 2023.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third-party for services rendered or products sold to us (other than our independent registered public accounting firm), or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.20 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the representative of the underwriters in our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In the event that an executed waiver is deemed to be unenforceable against a third-party, our sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

You are not being asked to vote on the Business Combination at the Meeting. The vote by the Company shareholders on the Business Combination will occur at the separate Business Combination Meeting of the Company shareholders and the solicitation of proxies from the Company shareholders in connection with such separate Business Combination Meeting, and the related right of the Company shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the M&A Amendment Proposals), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the M&A Amendments are approved at the Meeting, you should elect to “redeem” your Public Shares in connection with the Meeting.

In connection with the Extension Amendment Proposal and the Liquidation Amendment Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then issued and outstanding Public Shares, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal or the Liquidation Amendment Proposal, and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting.

Public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. However, redemption payments for Elections in connection with this Meeting will only be made if the M&A Amendments Proposals receive the requisite shareholder approvals. If the M&A Amendment Proposals are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares if and when any initial business combination is submitted to the shareholders, subject to any limitations set forth in our M&A, as amended by the M&A Amendments (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our public shareholders will decrease the amount in the Trust Account, which held approximately $121.9 million as of May 1, 2023. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the expiration of the Extension Period if the M&A Amendment Proposals are approved and implemented.

Full Text of the Resolution to be Approved

“RESOLVED, as a special resolution, that subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as at the date of this special resolution and the approval of the Extension Amendment Proposal, with effect from the date that the directors of the Company determine in their sole discretion, the board of directors of the Company, in its sole discretion, is authorized to elect to wind up the operations of the Company on a date on or prior to December 13, 2023 and each amendment to the amended and restated memorandum and articles of association of the Company as currently in effect set forth in Annex A to the proxy statement, be and is hereby adopted.”

Vote Required for Approval

The affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and who, being entitled to do so, vote in person or by proxy thereon is required to approve the Liquidation Amendment. Abstentions or the failure to vote on the Liquidation Amendment will not have an effect on the Liquidation Amendment, assuming a quorum is present.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE LIQUIDATION AMENDMENT PROPOSAL.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, will allow our Board to adjourn the Meeting a) to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (a Temporary Adjournment Scenario); or b) sine die in the event that the holders of public shares have elected to redeem an amount of shares in connection with the M&A Amendment Proposals such that if such redemptions were consummated the Company would not adhere to the continued listing requirements of the New York Stock Exchange and the Board of the Company therefore determines that approval of the M&A Amendment Proposals is no longer in the best interests of the Company (an Indefinite Adjournment Scenario), and in such event the Company will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal or the Liquidation Amendment Proposal.

The Adjournment Proposal will only be presented at the Meeting in the event that there are insufficient tabulated votes for, or otherwise in connection with, the approval of the other proposals or if holders of public shares have elected to redeem an amount of shares in connection with the M&A Amendment Proposals such that the Company would not adhere to the continued listing requirements of the New York Stock Exchange.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting as outlined above in the scenarios outlined above.

Full Text of the Resolution to be Approved

In a Temporary Adjournment Scenario:

“RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairman of the general meeting to permit further solicitation of proxies be confirmed, adopted, approved and ratified in all respects.”

In an Indefinite Adjournment Scenario:

“RESOLVED, as an ordinary resolution, that the adjournment of the Meeting sine die be confirmed, adopted, approved and ratified in all respects.”

Vote Required for Approval

The approval of the Adjournment Proposal requires an ordinary resolution being the affirmative vote of holders of a simple majority of the votes cast by shareholders represented at the Meeting and who, being entitled to do so, vote in person or by proxy thereon. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a summary of the material U.S. federal income tax consequences to the Company’s shareholders with respect to the exercise of redemption rights in connection with the approval of the M&A Amendment Proposals. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and warrant components of the unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market tax accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies;

●	real estate investment trusts;

●	persons liable for alternative minimum tax;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection

●	with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other

●	integrated or similar transaction;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	controlled foreign corporations; or

●	passive foreign investment companies.

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor.

This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

●	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the issued and outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the issued and outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the New York Stock Exchange, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such Redeeming Non-U.S. Holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty); or

●	the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of May 1, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding Ordinary Shares;

●	each of our executive officers and directors that beneficially owns our Ordinary Shares; and

●	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 14,375,000 ordinary shares issued and outstanding as of May 1, 2023, consisting of (i) 11,500,000 Class A ordinary shares and (ii) 2,875,000 Class B ordinary shares. On all matters to be voted upon, except for the election of directors of the board, holders of the Class A ordinary shares and Class B ordinary shares vote together as a single class. Currently, all of the Class B ordinary shares are convertible into Class A ordinary shares on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of May 1, 2023.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate
	Number of		Number of		Percentage
	Shares	Approximate	Shares	Approximate	of Outstanding
	Beneficially	Percentage	Beneficially	Percentage	Ordinary
Name and Address of Beneficial Owner (1)	Owned	of Class	Owned (2)	of Class	Shares
IWH Sponsor LP	—	—	2,875,000	100%	20%
Steven Schapera	—	—	—	—	—
Antonio Varano Della Vergiliana	—	—	2,875,000	100%	20%
James MacPherson	—	—	2,875,000	100%	20%
Robert Quandt	—	—	—	—	—
Gael Forterre	—	—	—	—	—
Scott Powell	—	—	—	—	—
Hadrien Forterre	—	—	2,875,000	100%	20%
All officers and directors as a group (7 individuals)	—	—	2,875,000	100%	20%
Other 5% Shareholders
Shaolin Capital Management LLC (3)	628,537	5.47%	—	—	4.37%
The Goldman Sachs Group, Inc. (4)	635,468	5.53%	—	—	4.42%
Weiss Asset Management LP (5)	668,100	5.81%	—	—	4.65%
First Trust Capital Management L.P. (6)	797,586	6.94%	—	—	5.55%
Saba Capital Management, L.P. (7)	825,799	7.18%	—	—	5.74%
AQR Capital Management, LLC (8)	837,812	7.29%	—	—	5.83%
Glazer Capital, LLC (9)	1,013,760	8.82%	—	—	7.05%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Integrated Wellness Acquisition Corp, 59 N. Main Street, Suite 1, Florida, NY 10921.

(2)

IWH Sponsor LP, our sponsor, is the record holder of 2,875,000 Class B ordinary shares. IWH Sponsor GP LLC is the general partner of our sponsor. Hadrien Forterre, Antonio Varano Della Vergiliana and Arcturus Holdings, LLC are the managing members of IWH Sponsor GP LLC. James MacPherson is the managing member of Arcturus Holdings, LLC. By virtue of these relationships, each of these entities and individuals may be deemed to share beneficial ownership of the securities held of record by our sponsor. Each of them disclaims any such beneficial ownership except to the extent of their pecuniary interest therein.

(3)	According to a Schedule 13G filed on February 14, 2023 by Shaolin Capital Management LLC (“Shaolin”) beneficially owns and has sole voting and dispositive power over 628,537 Class A ordinary shares. Shaolin serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd., with MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, DS Liquid DIV RVA SCM LLC and Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC, being managed accounts advised by the Shaolin. The business address of Shaolin is 230 NW 24th Street, Suite 603, Miami, FL 33127.

(4)	According to a Schedule 13G filed by The Goldman Sachs Group, Inc. (“GSGI”) and Goldman Sachs & Co. LLC (“GS LLC”) on February 9, 2022, certain operating units of GSGI and its subsidiaries and affiliates beneficially own an aggregate 635,468 Class A ordinary shares and GSGI and GS LLC share voting and dispositive power over such shares. The business address of each of GSGI and GS LLC is 200 West Street, New York, NY 10282.

(5)	According to a Schedule 13G filed on February 10, 2023 by Weiss Asset Management LP (“WAM LP”), WAM GP LLC (“WAM GP”) and Andrew M. Weiss (collectively with WAM LP and WAM GP, the “WAM Reporting Persons”), the WAM Reporting Persons beneficially own and share voting and dispositive power over 668,100 Class A ordinary shares. Mr. Weiss is the managing member of WAM GP. WAM GP is the sole general partner of WAM LP. WAM LP is the sole investment manager to a private investment partnership (the “Partnership”) and private investment funds (the “Funds”). The shares reported for Mr. Weiss, WAM GP and WAM LP include shares beneficially owned by the Partnership and the Funds. The business address of each of the WAM Reporting Persons is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116.

(6)	According to a Schedule 13G jointly filed on February 14, 2023 by First Trust Merger Arbitrage Fund (“VARBX”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”), FTCM is an investment adviser registered with the SEC that provides investment advisory services to, among others, (i) a series of Investment Managers Services Trust II, specifically VARBX, (ii) Highland Capital Management Institutional Fund II, LLC and (iii) First Trust Alternative Opportunities Fund (collectively, the “Client Accounts”). As investment adviser to the Client Accounts, FTCM has the authority to invest the funds of the Client Accounts in securities (including the reported Class A ordinary shares) as well as the authority to purchase, vote and dispose of securities, and may thus be deemed the beneficial owner of the Class A ordinary shares held in the Client Accounts. As of December 31, 2022, VARBX owned 774,532 Class A ordinary shares while FTCM, FTCS and Sub GP collectively owned 797,586 Class A ordinary shares. FTCS and Sub GP may be deemed to control FTCM and therefore may also be deemed to be beneficial owners of the reported Class A ordinary shares. The business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212. The business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606.

(7)	According to a Schedule 13G/A filed on February 14, 2023, Saba Capital Management, L.P., Saba Capital Management GP, LLC, and Mr. Boaz R. Weinstein (collectively, the “Saba Reporting Persons”) hold 825,799 Class A ordinary shares. The business address of each of the Saba Reporting Persons is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(8)	According to a Schedule 13G filed on February 14, 2023, AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and AQR Arbitrage, LLC (collectively, the “AQR Reporting Persons”) beneficially own and share voting and dispositive power over 837,812 Class A ordinary shares. The business address of each of the AQR Reporting Persons is One Greenwich Plaza, Greenwich, CT 06830.

(9)	According to a Schedule 13G filed on February 14, 2023, Glazer Capital, LLC (“Glazer Capital”) and Mr. Paul J. Glazer beneficially own and share voting and dispositive powers over 1,013,760 Class A ordinary shares. Glazer Capital serves as investment manager to certain funds and managed accounts that hold such Class A ordinary shares, and Mr. Paul J. Glazer serves as the Managing Member of Glazer Capital. The business address of Glazer Capital and Mr. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

Our corporate website address is https://www.integratedwellnessholdings.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the M&A Amendment Proposals or the Adjournment Proposal, by contacting the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford CT 06902

Tel: Toll-Free (800) 662-5200 or (203) 658-9400

Email: WEL.info@investor.morrowsodali.com

You may also contact us at the following address or telephone number:

59 N. Main Street, Suite 1
Florida, NY 10921
Telephone: (845) 651-5039

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than May 26, 2023.

ANNEX A

PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF INTEGRATED WELLNESS ACQUISITION CORP

That Article 2.2 of the Company’s Amended and Restated Articles of Association as currently in effect be deleted in its entirety and replaced with the following new article 2.2:

“2.2	Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)	either at a premium or at par;

(b)	with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

Notwithstanding the above, following an IPO and prior to a Business Combination, the Company may not issue additional Shares that would entitle the holders thereof to (a) receive funds from the Trust Account or (b) vote as a class with our Public Shares (i) on any Business Combination or on any other proposal presented to holders of Shares prior to or in connection with the completion of any Business Combination or (ii) to approve an amendment to these Articles to (x) extend the time to consummate a Business Combination beyond December 13, 2023 (or such earlier date as determined by the board of directors, in its sole discretion) or (y) amend the foregoing provisions of this Article.”

That Article 36.2 of the Company’s Amended and Restated Articles of Association as currently in effect be deleted in its entirety and replaced with the following new article 36.2:

“36.2 The Company has until December 13, 2023 (or such earlier date as determined by the board of directors, in its sole discretion) (such date being referred to as the Termination Date)) to consummate a Business Combination. In the event that the Company does not consummate a Business Combination on or before the Termination Date, such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary to (i) cease all operations except for the purpose of winding up (ii) as promptly as reasonably possible but no more than ten (10) Business Days thereafter, redeem the Public Shares to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (iii) as promptly as reasonably possible following such Automatic Redemption Event, subject to the approval of our remaining Members and our directors, liquidate and dissolve the Company, subject to the Company’s obligations under the Act to provide for claims of creditors and the requirements of other Applicable Law. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

INTEGRATED WELLNESS ACQUISITION CORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints,                        , of                       , or if no person is otherwise specified, Steven Schapera and Antonio Varano Della Vergiliana (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Integrated Wellness Acquisition Corp (“the Company”) to be held on June 2, 2023 at 10:00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105 or at any adjournments and/or postponements thereof. the Company will also be hosting the extraordinary general meeting via live webcast on the Internet at https://www.cstproxy.com/ integratedwellnessholdings/2023. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting of Shareholders to be held on June 2, 2023:

The notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/integratedwellnessholdings/2023.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

INTEGRATED WELLNESS ACQUISITION CORP — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.	Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — “RESOLVED, as a special resolution, that subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as at the date of this special resolution and the approval of the Liquidation Amendment Proposal, with effect from the date that the directors of the Company determine in their sole discretion, the date by which the Company would be required to consummate a business combination be extended to December 13, 2023 (or such earlier date as determined by our Board in its sole discretion) and each amendment to the amended and restated memorandum and articles of association of the Company as currently in effect set forth in Annex A to the proxy statement, be and is hereby adopted.”

FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Liquidation Amendment Proposal — “RESOLVED, as a special resolution, that subject to and conditional upon the Trust Account having net tangible assets of at least US$5,000,001 as at the date of this special resolution and the approval of the Extension Amendment Proposal, with effect from the date that the directors of the Company determine in their sole discretion, the board of directors of the Company, in its sole discretion, is authorized to elect to wind up the operations of the Company on a date on or prior to December 13, 2023 and each amendment to the amended and restated memorandum and articles of association of the Company as currently in effect set forth in Annex A to the proxy statement, be and is hereby adopted.”

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The Adjournment Proposal —

In a Temporary Adjournment Scenario:

“RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairman of the general meeting to permit further solicitation of proxies be confirmed, adopted, approved and ratified in all respects.”

	FOR ☐	AGAINST ☐	ABSTAIN ☐
Indefinite Adjournment Scenario: “RESOLVED, as an ordinary resolution, that the adjournment of the Meeting sine die be confirmed, adopted, approved and ratified in all respects.”

Date: _______________, 2023

Signature

Signature (if held jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. THIS PROXY CARD MUST BE DELIVERED SO THAT IT IS RECEIVED BY THE COMPANY NOT LESS THAN 48 HOURS BEFORE THE TIME FOR HOLDING THE MEETING OR ANY ADJOURNED MEETING AT WHICH THE PERSON NAMED IN THE FORM OF APPOINTMENT OF PROXY PROPOSES TO VOTE. ~